                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

          Alliance Short-Term Multi-Market Trust, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                                            ALLIANCE BOND FUND, INC.
                                            ALLIANCE MORTGAGE SECURITIES
                                             INCOME FUND, INC.
                                            ALLIANCE MUNICIPAL INCOME FUND,
                                             INC.
                                            ALLIANCE MUNICIPAL INCOME FUND II
[LOGO OF ALLIANCE CAPITAL                   ALLIANCE SHORT-TERM MULTI-MARKET
   APPEARS HERE]                             TRUST, INC.

-------------------------------------------------------------------------------
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 12, 1998

To the Shareholders of Alliance Bond Fund, Inc. ("ABF"), Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), Alliance Municipal Income Fund, Inc. ("AMIF"), Alliance Municipal Income Fund II ("AMIF II") and Alliance Short-Term Multi-Market Trust, Inc. ("ASMT"):

  Notice is hereby given that a Joint Annual Meeting of Shareholders (the "Meeting") of ABF, AMSIF, AMIF, AMIF II and ASMT (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, January 12, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 8, 1997:

  1. To elect eight Directors of each of ABF, AMSIF, AMIF and ASMT and to elect eight Trustees of AMIF II, each to hold office until the next meeting of shareholders and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for the Fund's fiscal year ending in 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The close of business on November 28, 1997 is the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors or Trustees of each Fund.

                                          By Order of the Boards of Directors
                                           and the Trustees,

                                          Edmund P. Bergan, Jr.
                                           Secretary
New York, New York
December 8, 1997
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                           ALLIANCE BOND FUND, INC.
                ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
                     ALLIANCE MUNICIPAL INCOME FUND, INC.
                       ALLIANCE MUNICIPAL INCOME FUND II
                 ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 12, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Alliance Bond Fund, Inc. ("ABF"), Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), Alliance Municipal Income Fund, Inc. ("AMIF") and Alliance Short-Term Multi-Market Trust, Inc. ("ASMT"), each of which is a Maryland corporation, and the Trustees of Alliance Municipal Income Fund II ("AMIF II"), a Massachusetts business trust (individually, a "Fund" and collectively, the "Funds"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, January 12, 1998 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to shareholders on or about December 8, 1997.

  The Board of Directors or Trustees of each Fund has fixed the close of business on November 28, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of November 28, 1997 consisted of 199,949,860 shares of common stock of ABF, 85,063,164 shares of common stock of AMSIF, 187,245,356 shares of common stock of AMIF, 35,598,919 shares of beneficial interest in AMIF II and 67,788,307 shares of common stock of ASMT, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of eight nominees and Directors or Trustees, and for the ratification of the selection of Ernst & Young LLP as the independent auditors of the Fund for its fiscal year ending in 1998. Any shareholder may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of all the Funds are to consider and vote on similar matters. Shareholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the shareholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of one-third of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned as to a Fund with respect to fewer than all the proposals in this Proxy Statement and a shareholder vote may be taken on any one of the proposals prior to adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                       ELECTION OF DIRECTORS OR TRUSTEES

  At the Meeting, eight Directors of each of ABF, AMSIF, AMIF and ASMT and eight Trustees of AMIF II will be elected to serve until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director or Trustee. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of the election of the persons listed below.

  Messrs. John D. Carifa, David H. Dievler and Clifford L. Michel, Ms. Ruth Block and Dr. James M. Hester were previously elected as Directors of ABF, AMSIF, AMIF and ASMT and as Trustees of AMIF II by the Funds' respective shareholders. Mr. Donald J. Robinson was elected as a Director of ABF, AMSIF, AMIF and ASMT and Trustee of AMIF II at a joint meeting of the Board of Directors and Trustees of the Funds held on June 4, 1996. The foregoing individuals are standing for re-election by shareholders at the Meeting.

  Messrs. John H. Dobkin and William H. Foulk, Jr. were nominated for election as Directors of ABF, AMSIF, AMIF and ASMT and Trustees of AMIF II by joint action of the respective Nominating Committees of the Directors and Trustees of the Funds taken on November 26, 1997 and are standing for shareholder election. Messrs. Dobkin and Foulk were nominated at the recommendation of Alliance Capital Management L.P., the investment adviser to each Fund ("Alliance").

  Each of Messrs. Carifa, Dievler, Dobkin, Foulk, Michel and Robinson, Ms. Block and Dr. Hester has consented to serve as a Director or Trustee, as the case may be, of each Fund. The Boards of Directors or Trustees of the Funds know of no reason why any of the nominees, Directors or Trustees would be unable to serve, but in the event of such inability the proxies received will be voted for a substitute nominee as each Fund's Board of Directors or Trustees may recommend. As described more fully below (See "Submission of Proposals for Future Meetings of Shareholders"), it is likely that shareholder meetings will not be held on an annual basis, and therefore, the nominees and Directors or Trustees, if elected at the Meeting, will serve for an indefinite period.

  Certain information concerning the nominees and the Funds' Directors or Trustees is set forth below.


     NAME, POSITIONS
           AND
     OFFICES WITH THE
          FUNDS,
 AGE PRINCIPAL OCCUPATION,                                       NUMBER OF SHARES
     DURING THE PAST                                YEAR FIRST     BENEFICIALLY
        FIVE YEARS                                   BECAME A    OWNED DIRECTLY OR
        AND OTHER                                    DIRECTOR    INDIRECTLY AS OF
      DIRECTORSHIPS                                 OR TRUSTEE   NOVEMBER 28, 1997
-------------------------                         -------------- -----------------
    *John D. Carifa, Chairman of each Board       ABF 1987         3,093  ABF
     and President, 52. President, Chief          AMSIF 1987       4,973  AMIF
     Operating Officer and a Director of          AMIF 1987
     Alliance Capital Management Corporation,     AMIF II 1993
     ("ACMC").                                    ASMT 1989


  **+Ruth Block, Director, 67. She was formerly   ABF 1987         2,711  ABF
     an Executive Vice President and Chief        AMSIF 1987       5,766  AMIF
     Insurance Officer of The Equitable Life      AMIF 1987
     Assurance Society of the United States. She  AMIF II 1993
     is a Director of Ecolab Incorporated         ASMT 1989
     (specialty chemicals) and Amoco Corporation
     (oil and gas).

  **+David H. Dievler, Director, 68. He is an     ABF 1987         93,370 ABF
     independent consultant. He was formerly a    AMSIF 1987       1,263  AMSIF
     Senior Vice President of ACMC until          AMIF 1987        6,148  AMIF
     December 1994.                               AMIF II 1993     24,125 AMIF II
                                                  ASMT 1989

     John H. Dobkin, nominee, 55. President of    ABF 1998++            -0-
     Historic Hudson Valley (historic             AMSIF 1998++
     preservation) since 1990. He was formerly    AMIF 1998++
     Director of the National Academy of Design.  AMIF II 1998++
                                                  ASMT 1998++

     William H. Foulk, Jr., nominee, 65. He is    ABF 1998++            -0-
     an investment adviser and independent        AMSIF 1998++
     consultant. He was formerly Senior Manager   AMIF 1998++
     of Barrett Associates, Inc., a registered    AMIF II 1998++
     investment adviser, since 1986.              ASMT 1998++

  **+Dr. James M. Hester, Director, 73.           ABF 1987         223    ABF
     President of The Harry Frank Guggenheim      AMSIF 1987       13,270 AMIF
     Foundation. He was formerly President of     AMIF 1987
     New York University and The New York         AMIF II 1993
     Botanical Garden and Rector of The United    ASMT 1989
     Nations University. He was formerly a
     Director of Union Carbide Corporation.

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of affiliation with Alliance.
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If elected at this Meeting.


     NAME, POSITIONS
           AND
     OFFICES WITH THE
          FUNDS,
 AGE PRINCIPAL OCCUPATION,                                       NUMBER OF SHARES
     DURING THE PAST                                 YEAR FIRST    BENEFICIALLY
        FIVE YEARS                                    BECAME A   OWNED DIRECTLY OR
        AND OTHER                                     DIRECTOR   INDIRECTLY AS OF
      DIRECTORSHIPS                                  OR TRUSTEE  NOVEMBER 28, 1997
-------------------------                           ------------ -----------------
  **+Clifford L. Michel, Director, 58. Partner      ABF 1987       20,683 ASMT
     in the law firm of Cahill Gordon & Reindel.    AMSIF 1987
     He is Chief Executive Officer of Wenonah       AMIF 1987
     Development Company (investments) and a        AMIF II 1993
     Director of Placer Dome, Inc. (mining).        ASMT 1989


  **+Donald J. Robinson, Director, 63. He was       ABF 1996            -0-
     formerly a partner in Orrick, Herrington       AMSIF 1996
     & Sutcliff and is currently Senior Counsel     AMIF 1996
     to that law firm.                              AMIF II 1996
                                                    ASMT 1996

--------
** Member of the Audit Committee.
 + Member of the Nominating Committee.

  During the Funds' respective fiscal years ended in 1997, the Directors and Trustees met six times. The Audit Committee of each Fund met twice during such fiscal year and the Nominating Committee of each Fund did not meet. The Nominating Committee of each Fund was constituted for the purpose of selecting and nominating persons to fill any vacancies among the Directors or Trustees. The Nominating Committees do not currently consider candidates proposed by shareholders for election as Directors or Trustees.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors or Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to each of its Directors or Trustees during its most recent fiscal year, the aggregate compensation paid to each of the Directors, Trustees and nominees during calendar year 1996 by all the registered investment companies as to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors, Trustees and nominees serves as a director or trustee, are set forth below. Neither the Funds nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                            TOTAL NUMBER OF
                                                                                         INVESTMENT PORTFOLIOS
                                                                   TOTAL NUMBER OF FUNDS  WITHIN THE ALLIANCE
                                                                   IN THE ALLIANCE FUND      FUND COMPLEX,
                                                TOTAL COMPENSATION  COMPLEX, INCLUDING   INCLUDING THE FUNDS,
   NAME OF                                      FROM THE ALLIANCE    THE FUNDS, AS TO       AS TO WHICH THE
  DIRECTOR,                                       FUND COMPLEX,     WHICH THE DIRECTOR,  DIRECTOR, TRUSTEE OR
  TRUSTEE OR             AGGREGATE COMPENSATION   INCLUDING THE    TRUSTEE OR NOMINEE IS NOMINEE IS A DIRECTOR
   NOMINEE                   FROM THE FUNDS           FUNDS        A DIRECTOR OR TRUSTEE      OR TRUSTEE
  ----------             ---------------------- ------------------ --------------------- ---------------------
John D. Carifa..........     $  -0-                  $    -0-                53                   117
Ruth Block..............     $3,834 ABF              $157,500                39                    79
                             $3,395 AMSIF
                             $3,225 AMIF
                             $3,384 AMIF II
                             $3,395 ASMT
David H. Dievler........     $3,816 ABF              $182,000                46                    82
                             $3,374 AMSIF
                             $3,235 AMIF
                             $3,366 AMIF II
                             $3,374 ASMT
John H. Dobkin..........     $  -0-                  $121,250                32                    55
William H. Foulk, Jr. ..     $  -0-                  $144,250                35                    73
Dr. James M. Hester.....     $3,828 ABF              $148,500                40                    76
                             $3,402 AMSIF
                             $3,200 AMIF
                             $3,357 AMIF II
                             $3,402 ASMT
Clifford L. Michel......     $3,554 ABF              $146,068                40                    91
                             $3,129 AMSIF
                             $2,930 AMIF
                             $3,074 AMIF II
                             $3,402 ASMT
Donald J. Robinson......     $3,308 ABF              $137,250                43                   105
                             $1,182 AMSIF
                             $3,160 AMIF
                             $3,321 AMIF II
                             $  409 ASMT

  Alliance has instituted a policy applicable to all registered investment companies in the Alliance Fund Complex contemplating that each Director or Trustee will invest $150,000 in shares of at least five funds in the Alliance Fund Complex (including the Funds) before the end of 1997. As of November 28, 1997, the officers, nominees and Directors or Trustees of each Fund, as a group, owned less than 1% of the shares of that Fund.

  THE DIRECTORS OR TRUSTEES OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING INDIVIDUALS TO SERVE AS A DIRECTOR OR TRUSTEE OF THAT FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                             INDEPENDENT AUDITORS

  The Directors or Trustees of each Fund recommend that the shareholders ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of that Fund for the fiscal year ending in 1998 (June 30 in the case of ABF, September 30 in the case of AMIF II, October 31 in the case of AMIF and ASMT and December 31 in the case of AMSIF). Their selection was approved by the vote, cast in person, of a majority of the Directors or Trustees of each Fund except AMSIF, including a majority of the Directors or Trustees who are not "interested persons" of that Fund, as defined in the Act, at meetings held on June 18, 1997 with respect to ABF and September 10, 1997 with respect to each of AMIF, AMIF II and ASMT. The Board of Directors of AMSIF is scheduled to meet on December 10, 1997 to consider, among other matters, the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending in 1998. Ernst & Young LLP has audited the accounts of each Fund since the commencement of that Fund's operations, and does not have any direct financial interest or any material indirect financial interest in any of the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from shareholders. The Audit Committee of the Directors or Trustees of each Fund generally meets twice during that Fund's fiscal year with representatives of the independent auditors to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

  THE DIRECTORS OR TRUSTEES OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THAT FUND.

                        INFORMATION AS TO THE PRINCIPAL
                         OFFICERS, INVESTMENT ADVISER
                    AND PRINCIPAL UNDERWRITER OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

  John D. Carifa, Director, Chairman and President of each Fund. (See Proposal One, "Election of Directors or Trustees," at page 3 for biographical information.)

  Wayne D. Lyski, Senior Vice President of each Fund, 56, is an Executive Vice President of ACMC, with which he has been associated since prior to 1992.

  Kathleen A. Corbet, Senior Vice President of each Fund, 37, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable Capital Management Corporation's Fixed Income Management Department since prior to 1992.

  Susan P. Keenan, Senior Vice President of AMIF and AMIF II, 40, is a Senior Vice President of ACMC, with which she has been associated since prior to 1992.

  Patricia J. Young, Senior Vice President of ABF and AMSIF, 43, is a Senior Vice President of ACMC, with which she has been associated since 1992.

  Paul J. Denoon, Vice President of ABF, 35, is a Vice President of ACMC, with which he has been associated since 1992.

  David M. Dowden, Vice President of AMIF and AMIF II, 32, is a Vice President of ACMC, with which he has been associated since 1993. Prior thereto, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

  F. Jeanne Goetz, Vice President of ASMT, 43, is a Senior Vice President of ACMC, with which she has been associated since prior to 1992.

  Terrance T. Hults, Vice President of AMIF and AMIF II, 31, is a Vice President of ACMC, with which he has been associated since 1993. Prior thereto, he was an Associate and trader in the Municipal Derivative Products Department at Merrill Lynch Capital Markets.

  John J. Kelley, Vice President of ASMT, 37, is a Vice President of ACMC, with which he has been associated since April 1994. Prior thereto, he was a Senior Vice President at C. J. Lawrence/Deutsche Bank, New York.

  William E. Oliver, Vice President of AMIF and AMIF II, 48, is a Senior Vice President of ACMC, with which he has been associated since May 1993. Prior thereto, he was a Vice President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

  Douglas J. Peebles, Vice President of ASMT, 32, is a Vice President of ACMC, with which he has been associated since prior to 1992.

  Jeffrey S. Phlegar, Vice President of ABF, 31, is a Vice President of ACMC, with which he has been associated since July 1993. Prior thereto, he was employed by Equitable Capital Management Corporation.

  Christian G. Wilson, Assistant Vice President of ASMT, 29, is a Vice President of ACMC, with which he has been associated since prior to 1992.

  Mark D. Gersten, Treasurer and Chief Financial Officer of each Fund, 47, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., Secretary of each Fund, 47, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1992.

  Each Fund's investment adviser is Alliance Capital Management L.P., and each Fund's principal underwriter is Alliance Fund Distributors, Inc., both with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                       SUBMISSION OF PROPOSALS FOR FUTURE
                            MEETINGS OF SHAREHOLDERS

  Meetings of shareholders of the Funds are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of a Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO SHAREHOLDERS

  A Fund will furnish each person to whom this Proxy Statement is delivered on behalf of the Fund with a copy of the Fund's latest annual report to shareholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Maria Brison at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors
                                           and the Trustees,

                                          Edmund P. Bergan, Jr.
                                           Secretary

December 8, 1997
New York, New York


TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors or Trustees...........................    2
Proposal Two: Ratification of Selection of Independent Auditors...........    6
Information as to the Principal Officers, Investment Adviser and Principal
 Underwriter of the Funds.................................................    6
Submission of Proposals for Future Meetings of Shareholders...............    8
Other Matters.............................................................    8
Reports to Shareholders...................................................    8

                           ALLIANCE BOND FUND, INC.

                         ALLIANCE MORTGAGE SECURITIES
                               INCOME FUND, INC.

                              ALLIANCE MUNICIPAL
                               INCOME FUND, INC.

                              ALLIANCE MUNICIPAL
                                INCOME FUND II

                              ALLIANCE SHORT-TERM
                           MULTI-MARKET TRUST, INC.


-------------------------------------------------------------------------------

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL
MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
JANUARY 12, 1998

                            APPENDIX

PROXY                                                       PROXY
                    ALLIANCE BOND FUND, INC.
              ALLIANCE MUNICIPAL INCOME FUND, INC.
         ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
          ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

  INSTRUCTIONS TO THE SHAREHOLDERS OF THE CORPORATION IN
  CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
  ON JANUARY 12, 1997.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE CORPORATION.


The undersigned hereby instructs Domenick Pugliese and Carol Rappa, and each of them, to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on January 12, 1998 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________
Signature

___________________________
Signature (if held jointly)

                  , 199[  ]
Date

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND
"FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.
EXAMPLE /X/

     INSTRUCTION: If you do not wish your shares voted "FOR" any particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares shall be voted for the remaining nominee(s).

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

         JOHN D. CARIFA, RUTH BLOCK, DAVID H. DIEVLER,
         JOHN H. DOBKIN, WILLIAM H. FOULK, JR., JAMES M.
         HESTER, CLIFFORD L. MICHEL AND DONALD J. ROBINSON

2.   Ratification of the
     selection of Ernst &         For      Against      Abstain
     Young LLP as the             / /      / /          / /
     independent auditors
     of the Corporation
     for the fiscal year
     ending in 1998.

3.   In their discretion on       For      Against      Abstain
     all such other matters       / /      / /          / /
     that may properly come
     before the meeting or
     any adjournments thereof.



















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